Exhibit 10.102

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

PURCHASE AGREEMENT
SECURITY ASSIGNMENT (737 MAX)
dated as of November 1, 2023
between
SUN TAIL PDP LLC
as Assignor
and
RUNWAY SEVEN LENDER LLC
as Assignee
___________________________________________
Relating to
Eight (8) Boeing 737 MAX Aircraft
___________________________________________

39958.00020
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TABLE OF CONTENTS

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PURCHASE AGREEMENT SECURITY ASSIGNMENT
THIS PURCHASE AGREEMENT SECURITY ASSIGNMENT dated as of November 1, 2023 (this "Assignment") is between SUN TAIL PDP LLC, a limited liability company formed under the laws of the State of Delaware, having its principal office at c/o Wilmington Trust Company, 1100 North Market Street, New Castle County, Delaware, 19890-1605 ("Assignor"), and RUNWAY SEVEN LENDER LLC, a limited liability company formed under the laws of the State of Delaware, having its principal office at 848 Brickell Avenue, Suite 500, Miami, FL 33131, USA, in its capacity as security trustee for and on behalf of the Finance Parties ("Assignee").
W I T N E S S E T H:
WHEREAS, pursuant to the Assigned Purchase Agreement, Boeing has agreed to sell and the Assignor has agreed to purchase, the Aircraft;
WHEREAS, the Lender has agreed, pursuant to and subject to the terms and conditions of the Facility Agreement, to make available the Loans to the Assignor in respect of the Aircraft; and
WHEREAS, Assignee has requested that Assignor enter into this Assignment, and Assignor has agreed to grant, assign, convey, mortgage, pledge, hypothecate and transfer to Assignee, with the consent of Boeing, certain of its right, title and interest under the Assigned Purchase Agreement (insofar as it relates to the Aircraft) upon the terms and subject to the conditions of this Assignment.
NOW, THEREFORE, Assignor and Assignee hereby agree as follows:
Section 1.Definitions and Interpretation
1.1Except as otherwise defined herein and except where the context otherwise requires, capitalized terms used herein shall have the meanings set forth in the Facility Agreement or by reference therein to another document. In addition, the following terms shall have the following meanings:
"Allegiant" means Allegiant Air, LLC.
"Assigned Property" shall mean all of the right, title, benefit and interest (present and future, actual and contingent) of Assignor in, to and under the Assigned Purchase Agreement (other than (i) the right to acquire the Aircraft for the purchase price at which Assignor may purchase the Aircraft and any credits, refunds, rebates or other discounts available to Assignor in respect of such purchase price and (ii) any reimbursement or payment by the Manufacturer on or about the date hereof in respect of advance payments made by Allegiant prior to the date hereof and financed under the Facility Agreement).
"Assigned Purchase Agreement" means the Purchase Agreement No. [***] dated as of December 31, 2021 between Boeing and Allegiant, inclusive of the Aircraft General Terms Agreement dated as of December 31, 2021 between Boeing and Allegiant, solely as it relates to the Aircraft, and as assigned and supplemented by the Aircraft Purchase Agreement Assignment dated on or about the date hereof between Allegiant and the Assignor. For the avoidance of doubt, the Assigned Purchase Agreement shall only include such rights and obligations that are assigned to the Assignor pursuant to the Aircraft Purchase Agreement Assignment and shall not, in any circumstance, include rights with respect to any aircraft other than the Aircraft.

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"Facility Agreement" means the PDP Facility Agreement dated November 1, 2023 between the Assignor as borrower, Carlyle Aviation Management Limited as agent and the Assignee as security trustee and lender, as may be amended, modified, restated or supplemented from time to time.
"Party" shall mean a party to this Assignment.
"Secured Obligations" shall mean any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money and including, without limitation, any obligation or liability to pay damages) from time to time owing to any of the Finance Parties by any Obligor pursuant to any Transaction Document.
"Security Period" shall mean the period commencing on the date hereof and expiring on the earlier of (i) the last Delivery Date and (ii) the date of which the Secured Obligations have been fully discharged.
1.2The words "hereof", "herein" and "hereunder" and other words of similar import used in this Assignment refer to this Assignment as a whole and not to any particular part of this Assignment.
1.3The headings of Sections of this Assignment and the Table of Contents are inserted for ease of reference only and shall not in any way affect the interpretation of this Assignment.
1.4Where the context so requires, in this Assignment, words importing the singular only shall also include the plural and vice versa.
1.5Reference herein to this Assignment or any other document, instrument or agreement (whether or not defined in this Assignment) means this Assignment or such other document, instrument or agreement as originally implemented or executed or as amended, varied, modified or supplemented in accordance with its terms from time to time.
1.6Unless otherwise specifically stated, reference to any "Section" or "Exhibit" is a reference to such Section of, or Exhibit to this Assignment.
Section 2.Covenants. Assignor hereby acknowledges to Assignee that the amount secured by this Assignment and in respect of which this Assignment and the security hereby created is enforceable is the full amount of the Secured Obligations for the time being and from time to time and hereby covenants with Assignee that the property hereby assigned is so assigned for the full payment, performance and discharge of the Secured Obligations for the time being and from time to time.
Section 3.Assignment.
3.1    In consideration of the Lender making available the Loans to the Assignor and in order to secure the full and punctual payment, performance and discharge of all of the Secured Obligations, Assignor hereby irrevocably grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to, and agrees to grant, assign, convey, mortgage, pledge, hypothecate and transfer to, Assignee a security interest in all of the Assignor's right, title and interest in, to and under the Assigned Property (whether now existing or hereinafter acquired) and all proceeds thereof, such proceeds to have the broadest meaning possible in accordance with the Uniform Commercial Code as adopted by the State of New York (as amended from time to time).

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3.2    Upon the expiration of the Security Period, this Assignment shall terminate and Assignee (i) at the request of Assignor, will execute and deliver to Assignor, at no cost to Assignee, a proper instrument or instruments acknowledging the satisfaction and termination of this Assignment (including a partial release in the form of Exhibit D to the Consent and Agreement), (ii) will duly reassign, transfer and deliver the Assigned Property and all of the rights and moneys at the time held by Assignee under this Assignment to Assignor and (iii) will execute any other instrument reasonably requested by Assignor in connection with the foregoing.
3.3    Assignor shall at all times remain liable to perform all obligations expressed to be assumed by it under or in respect of the Assigned Property and nothing herein contained and no exercise by Assignee of any rights under this Assignment shall constitute or be deemed to constitute an assumption or acceptance by Assignee of any obligation of Assignor with respect to the Assigned Property.
Section 4.Continuing Security.
4.1    The security created by this Assignment shall be held by Assignee as a continuing security for the full and punctual payment, performance and discharge of all of the Secured Obligations.
4.2    Subject to the termination and partial release associated with the delivery of an Aircraft pursuant to clause 3.4.6 of the Consent and Agreement or repayment in full of the Loan relating to an Aircraft, the security created by this Assignment shall not be considered satisfied and shall not be released or discharged by any intermediate payment, performance, discharge or satisfaction of any part of the Secured Obligations and shall be a continuing security but shall extend to cover any sum or sums of money or other liabilities and obligations which shall for the time being constitute the balance of the Secured Obligations until all of the Secured Obligations shall have been paid, performed and discharged in full.
4.3    The security created by this Assignment is in addition to and not in substitution for, and shall not in any way be prejudiced or affected by, and shall be without prejudice to, any guarantee or other security now or hereafter held by Assignee or any other person for all or any part of the Secured Obligations and may be enforced without Assignee or any other person first having recourse to any such guarantee or other security and without taking any steps or proceedings against Assignor or any other person in respect of the Secured Obligations. Without prejudice to the generality of the foregoing but except to the extent required by any applicable law, Assignee shall not need before exercising any of the rights, powers or remedies conferred upon it by this Assignment or by law (i) to take action or other steps or proceedings or obtain judgment against Assignor or any other person or any assets in any court or otherwise, (ii) to make or file a claim or proof in a winding-up, liquidation, bankruptcy, insolvency, dissolution, administration, reorganization, examinership or amalgamation of, or other analogous event of or with respect to Assignor or any other person or (iii) to enforce or seek to enforce the payment or performance of, or the recovery of, any of the moneys, obligations and liabilities hereby secured or any guarantee, or other security for all or any of the Secured Obligations.
4.4    The security created by this Assignment shall not be discharged, impaired, prejudiced or otherwise affected by:
(a)any failure by Assignee or any other person to take or enforce any guarantee or other security taken or agreed to be taken for all or any of the Secured Obligations;
(b)any time or other indulgence given or agreed to be given by Assignee or any other Person to Assignor or any other person in respect of the Secured Obligations or in

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respect of Assignor's or such other person's obligations under any guarantee, or other security relating thereto;
(c)any amendment, modification, variation, supplement, novation, restatement or replacement of all or any part of the Secured Obligations;
(d)any release or exchange of any guarantee, or other security now or hereafter held by Assignee or any other person for all or any part of the Secured Obligations; or
(e)subject to any applicable law, any other act, fact, matter, event, circumstance, omission or thing (including without limitation the invalidity, unenforceability or illegality of any of the Secured Obligations or the bankruptcy, liquidation, winding-up, insolvency, dissolution, administration, reorganization, examinership or amalgamation of, or other analogous event of or with respect to Assignor or any other person) other than the due discharge and satisfaction of the Secured Obligations which, but for this provision, might operate to prejudice, impair or discharge the rights of Assignee or any other person under this Assignment or which, but for this provision, might constitute a legal or equitable discharge of the security hereby created.
4.5    Any settlement or discharge between Assignee and Assignor and/or any other person shall be conditional upon no security or payment to Assignee by Assignor or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, liquidation, winding-up, insolvency, dissolution, administration, reorganization, examinership, amalgamation or other analogous event or proceedings for the time being in force.
Section 5.Representations and Covenants.
5.1    Assignor represents and warrants to Assignee on the date hereof that:
(a)Assignor has full power, authority and legal right to enter into, execute and deliver this Assignment and to perform its obligations hereunder; and
(b)Assignor is the sole legal and equitable owner of the Assigned Property free and clear of all Security Interests other than as constituted by this Assignment and the other Transaction Documents.
5.2    Assignor hereby covenants and undertakes with Assignee throughout the Security Period that:
(a)Assignor shall, upon written request of the Assignee, from time to time promptly sign, seal, execute, acknowledge, deliver, file and register all such additional documents, instruments, notices, agreements, certificates, consents and assurances and do all such other acts and things as may be reasonably necessary and as Assignee may reasonably request from time to time in order to perfect the security granted or intended to be granted by this Assignment or to establish, maintain, protect or preserve the rights of Assignee under this Assignment or to obtain the full benefits of this Assignment or to enable it to exercise and enforce the rights and remedies under this Assignment or in respect of the Assigned Property;
(b)except as contemplated by the Transaction Documents, Assignor shall not assign the Assigned Property and shall not create or incur, nor shall it agree to or acquiesce in the creation or incurrence by any other person of any mortgage, charge or lien in or upon the Assigned Property, and shall duly and promptly at its own cost and expense pay or cause to be

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paid all sums required to be paid and take such other action as may be necessary to discharge any such lien so created, permitted to subsist or suffered to exist by it as aforesaid;
(c)no right of set-off, counterclaim or defense with respect to this Assignment shall be exercisable by Assignor against Assignee;
(d)all cash, proceeds, checks, drafts, orders and other instruments for the payment of money received by Assignor on account of any Assigned Property shall promptly be delivered in the form received (properly endorsed, but without recourse, for collection where required) to Assignee and Assignor agrees not to commingle any such collections or proceeds with its other funds or property and agrees to hold as security the same upon trust for Assignee until delivered, provided that, so long as no Event of Default has occurred and is continuing Assignor may appropriate such collections or proceeds pursuant to and in accordance with the provisions of the Transaction Documents;
(e)so long as no Event of Default has occurred and is continuing Assignor may in the normal course of business, make, negotiate or settle any claims in respect of the Assigned Purchase Agreement with the Manufacturer pursuant to and in accordance with the provisions of the Transaction Documents; and
(f)following the occurrence of an Event of Default and while the same is continuing, Assignor shall not exercise any rights or powers conferred on it in respect of the Assigned Property unless and until requested to do so by Assignee whereupon Assignor agrees that it will do so, at its own cost; provided that Assignee shall not be liable or responsible in any way whatsoever in the event that the exercise by Assignor of any of its rights or powers under the Assigned Property be thereafter adjudged improper.
5.3    Assignor hereby specifically authorizes Assignee to execute in its name and to file any and all financing statements, continuation statements, amendments and other documents as may from time to time be necessary or reasonably advisable to perfect any security interest in favor of the Assignee granted by the Assignor now or hereafter in the Assigned Property and/or any proceeds thereof. Any execution or filing of any financing statement by Assignee pursuant to this Section 5.3 is hereby ratified and confirmed in all respects.
Section 6.Enforcement of Security Interest.
6.1    Upon the occurrence and during the continuation of an Event of Default, the Security Interest constituted by this Assignment shall become enforceable and Assignee shall be entitled:
(a)to the extent not in conflict with the terms and conditions of the Assigned Purchase Agreement, to collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under the Assigned Property and to take over or institute all such suits, legal actions or other proceedings in connection therewith as Assignee may consider fit;
(b)to settle, adjust, refer to arbitration, compromise or arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of Assignor having a claim which relates or is alleged to relate in any way to the Assigned Property or any part thereof;
(c)to the extent not in conflict with the terms and conditions of the Assigned Purchase Agreement, to bring, prosecute, enforce, defend and abandon all such suits, legal

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actions and other proceedings in relation to the Assigned Property or any part thereof as may seem to Assignee to be expedient; and
(d)to do all such other acts or things which Assignee may consider necessary or desirable for the realization of the Assigned Property or any part thereof or incidental or conducive to any of the matters, powers, authorities or discretions conferred on Assignee under or by virtue of this Assignment and to exercise in relation to the Assigned Property or any part thereof all such powers, authorities and discretions as Assignee would be capable of exercising if Assignee were the absolute beneficial owner of the same.
Section 7. Monies Received. All monies and proceeds received by Assignee pursuant to, or by virtue of this Assignment and forming part of the Assigned Property shall be applied by Assignee in or towards discharge of the Secured Obligations in accordance with the Transaction Documents.
Section 8.Appointment of Attorney.
8.1    Assignor hereby by way of security for the full and punctual payment, performance and discharge of the Secured Obligations, irrevocably appoints Assignee to be its true and lawful attorney (with full power of substitution and delegation) for and on behalf of Assignor and in its name or in the name of Assignee and as Assignor's act and deed (i) to sign, execute, seal, deliver, acknowledge, file and register and otherwise perfect any such assurance, document, instrument, agreement, certificate and consent and to do all such other acts and things as are mentioned in Section 5.2(a), and (ii) to sign, seal, execute, deliver, acknowledge, file and register all such assurances, documents, instruments, agreements, certificates and consents and do all such acts and things as Assignor itself may do in relation to the Assigned Property or in relation to any matters dealt with in this Assignment and which Assignee may reasonably deem to be necessary in order to give full effect to the purposes of this Assignment, provided that Assignee shall not exercise the authority conferred on it in this Section 8.1 unless an Event of Default has occurred and is continuing. The power of attorney granted by Assignor is coupled with an interest and is granted irrevocably and for value as part of the security constituted by this Assignment to secure the proprietary interests of Assignee and the performance of the Secured Obligations.
8.2    Assignee shall not have any obligation whatsoever to exercise any of the powers hereby conferred upon it or to make any demand or enquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any other action whatsoever with respect to the Assigned Property. No action taken by or omitted to be taken by Assignee shall give rise to any defense, counterclaim or set-off in favor of Assignor or otherwise affect any of the Secured Obligations.
Section 9.Miscellaneous.
9.1    No failure to exercise or enforce and no delay in exercising or enforcing on the part of Assignee any right, remedy, power or privilege under this Assignment or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any such right, remedy, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, remedy, power or privilege whether hereunder or otherwise. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
9.2    Any provision of this Assignment which is or becomes invalid, illegal or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof,

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and any such invalidity, illegality or unenforceability shall not render such provision invalid, illegal or unenforceable in any other jurisdiction.
Section 10.Successors; Assigns; Transferees. This Assignment shall be binding on and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign or purport to assign or transfer or purport to transfer any or all of its rights and/or obligations under this Assignment without the prior written consent of the other Party.
Section 11.[***]
Section 12.Counterparts; Amendments. This Assignment may be executed by the Parties in separate counterparts and any single counterpart or set of counterparts executed and delivered, in either case, by both Parties and shall constitute a full and original agreement for all purposes. This Assignment may not be amended, varied, modified, supplemented, restated, novated or replaced except by an agreement in writing signed by or on behalf of both Parties.
Section 13.Notices. The provisions of clause 29 (Notices) of the Facility Agreement shall apply to this Assignment.
Section 14.Governing Law and Jurisdiction.
14.1    THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OR ANY CLAIMS, CONTROVERSIES OR DISPUTES OF THE PARTIES RELATING TO OR ARISING UNDER IT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
14.2    Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of each of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York (including its Appellate Division), and of any other appellate court in the State of New York, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court, or, to the extent permitted by law, in such Federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that Assignee may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any other jurisdiction in accordance with local law (notwithstanding the governing law of this Assignment).
14.3    Each of the Parties hereby irrevocably waives, to the extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Assignment brought in the United States District Court for the Southern District of New York or in any New York State Court sitting in the Borough of Manhattan, New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and any right to which it may be entitled on account of place of residence or domicile. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which a Party is or may be subject, by suit upon judgment.

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14.4    Assignor agrees that the process by which any suit, action or proceeding in the State of New York begun may be served on it by being delivered to its address for notices set out in clause 29 of the Facility Agreement.
14.5    EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS ASSIGNMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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IN WITNESS WHEREOF this Purchase Agreement Security Assignment has been executed by the parties hereto on the day and year first above written.

ASSIGNOR
SUN TAIL PDP LLC, as Agent By: /s/ Robert P. Hines Jr. Name: Robert P. Hines Jr. Title: Vice President

ASSIGNEE
RUNWAY SEVEN LENDER LLC By: Carlyle Aviation Management Limited, its Manager By: /s/ Robert G. Korn Name: Robert G. Korn Title: Director

[Signature Page to Purchase Agreement Security Assignment]
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